UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 Or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 4, 2015

Whitestone REIT
(Exact name of registrant as specified in charter)

Maryland	001-34855	76-0594970
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2600 South Gessner, Suite 500, Houston, Texas	77063
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (713) 827-9595
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule #14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On June 4, 2015, Whitestone REIT (the “Company”) and Whitestone REIT Operating Partnership, L.P. (the “Operating Partnership”) entered into amended and restated equity distribution agreements (individually, an “Equity Distribution Agreement” and together, the “Equity Distribution Agreements”) with each of Wells Fargo Securities, LLC, JMP Securities LLC, BMO Capital Markets Corp., Wunderlich Securities, Inc., Ladenburg Thalmann and Robert W. Baird & Co. Incorporated (individually, a “Placement Agent” and together, the “Placement Agents”), as agents for the offer and sale of up to an aggregate of $50 million of the Company’s common shares of beneficial interest, par value $0.001 per share (the “Shares”), from time to time in “at the market” offerings (the “ATM Program”).

The Shares will be issued pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-203727) (the “Registration Statement”). The Company filed a prospectus supplement, dated May 18, 2015 (the “Prospectus Supplement”), with the Securities and Exchange Commission in connection with the offer and sale of the Shares.

Sales of the Shares, if any, under the Equity Distribution Agreements may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended, including block sales, negotiated sales and sales made directly on the New York Stock Exchange or sales made to or through a market maker or through an electronic communications network. Each Placement Agent will be entitled to compensation of up to 2.0% of the gross sales price of all Shares sold through it under the applicable Equity Distribution Agreement.

The Shares will be issued pursuant to the Prospectus Supplement and the Registration Statement. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy any security nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Equity Distribution Agreements are filed as Exhibits 1.1 through 1.6 to this Current Report on Form 8-K. The description of such agreements is qualified in its entirety by reference to the Equity Distribution Agreements filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
1.1	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and Wells Fargo Securities, LLC.

1.2	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and JMP Securities LLC.

1.3	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and BMO Capital Markets Corp.

1.4	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and Wunderlich Securities, Inc.

1.5	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and Ladenburg Thalmann

1.6	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and Robert W. Baird & Co. Incorporated.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Whitestone REIT
(Registrant)

Date:	June 4, 2015	By: /s/ David K. Holeman
Name: David K. Holeman Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
1.1	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and Wells Fargo Securities, LLC.

1.2	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and JMP Securities LLC.

1.3	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and BMO Capital Markets Corp.

1.4	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and Wunderlich Securities, Inc.

1.5	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and Ladenburg Thalmann

1.6	Amended and Restated Equity Distribution Agreement, dated June 4, 2015, by and among Whitestone REIT, Whitestone REIT Operating Partnership, L.P., and Robert W. Baird & Co. Incorporated.

5.1	Opinion of Morrison & Foerster LLP regarding the legality of shares.

23.1	Consent of Morrison & Foerster LLP (included in Exhibit 5.1).